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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): FEBRUARY 28, 2003
                                                         -----------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)







           DELAWARE                      1-12297                            22-3086739
           --------                      -------                            ----------
(State or Other Jurisdiction of   (Commission File Number)   (IRS Employer Identification Number)
         Incorporation)


         2555 TELEGRAPH RD                                                   48302-0954
         -----------------                                                   ----------
        BLOOMFIELD HILLS, MI                                            (Including Zip Code)
        --------------------
  (Address of Principal Executive Offices)



                                  248-648-2500
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated February 28, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

On February 28, 2003, United Auto Group, Inc. issued a press release announcing that Roger S. Penske, Chairman of the Company, will be a presenter at Raymond James' 24th Annual Institutional Investors Conference in Orlando, Florida on March 3, 2003. The Company will simultaneously broadcast the audio portion of the presentation over the Internet. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     February 28, 2003               UNITED AUTO GROUP, INC.


                                           By: /s/ Robert H. Kurnick, Jr.
                                               ---------------------------------
                                                   ROBERT H. KURNICK, JR.
                                           Its:    EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


 EXHIBIT                 DESCRIPTION OF EXHIBIT                 SEQUENTIAL PAGE
 -------                 ----------------------                 ---------------
  NUMBER                                                              NUMBER
  ------                                                              ------

EXHIBIT 99.1             Press Release of United
                         Auto Group, Inc., dated
                         February 28, 2003